UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

REX AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09097	31-1095548
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

7720 Paragon Road Dayton, Ohio	45459
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 276-3931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Commons stock, $0.01 par value	REX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on June 15, 2023, at which the following matters were submitted to a vote of shareholders. The holders of 15,279,534 shares of the Company’s Common Stock entitled to vote were present in person or by proxy at the annual meeting. Final voting results are shown below.

1.	Election of nine directors. The shareholders elected each of the nine nominees to the Board of Directors for a one-year term by a majority of votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Stuart A. Rose	14,032,092	1,242,581	4,861	0
Zafar A. Rizvi	14,891,793	384,227	3,514	0
Edward M. Kress	13,377,480	1,898,453	3,601	0
David S. Harris	9,861,161	5,414,862	3,511	0
Charles A. Elcan	10,824,093	4,451,930	3,511	0
Mervyn L. Alphonso	9,762,373	5,513,560	3,601	0
Lee I. Fisher	14,519,076	756,947	3,511	0
Anne C. MacMillan	14,649,987	625,736	3,811	0
Cheryl L. Bustos	15,100,684	175,215	3,635	0

2.	Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
15,146,809	123,151	9,574	0

3.	Advisory vote the frequency of advisory votes on executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
3,171,754	14,370	12,089,111	4,299	0

In light of the voting results as to the frequency of the advisory vote on executive compensation, REX has decided that it will continue to include a shareholder advisory vote on executive compensation in its proxy materials every year. REX is required to hold an advisory vote on frequency at least once every six years.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX AMERICAN RESOURCES CORPORATION

Date: June 20, 2023	By:	/s/ DOUGLAS L. BRUGGEMAN
Name: Douglas L. Bruggeman
Title: Vice President - Finance, Chief Financial Officer and Treasurer